UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2021

 CREDEX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	000-54142	16-1731286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

848 Rainbow Blvd, # 2096 Las Vegas, Florida 89107

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (801) 243-5661

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

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Item 1.01 Entry into a Material Definitive Agreement.

On April 8th 2021 CREDEX CORPORATION., a Florida corporation (the “Company”), in connection with the change of control and composition of the Board of Directors of the Company (the “Board”) entered into a Stock Purchase Agreement (the “SPA”) with SOUTHERN COLORADO REAL ESTATE DEVELOPERS, LLC.(SCREDL)

The purchase and sale of 58,492,500 shares of CRDX Common Stock as contemplated by the SPA (the “Purchase”) on April 30,2021 and the change in the composition of the Board will become effective ten days after the mailing of this Information Statement (the “Effective Date”).

CHANGE OF CONTROL AND CHANGE OF BOARD

Following consummation of the Purchase, the buyer owns 58,492,500 or 99% of the Company’s outstanding voting securities, resulting in a change in control of the Company.

 The Purchase Agreement also contains customary representations and warranties of each of the parties. The assertions embodied in those representations and warranties were made for purposes of the Purchase Agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement. The Purchase Agreement further provides that the Company and SCREDL are each entitled to customary indemnification from the other for, among other things, any losses or liabilities they may suffer as a result of any breach by the other party of any provisions of the Purchase Agreement. The Company has the unconditional right, at any time, for any reason and without any payment or liability, to terminate the Purchase Agreement.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Exhibit No.	SPA Description
10.1	Stock Purchase Agreement between Credex Corp and SOUTHERN COLORADO REAL ESTATE DEVELOPERS, LLC.(SCREDL) dated April 8, 2021

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDEX CORPORATION
Date: April 14, 2021	By:	/s/ Russell Heaton
Russell Heaton
President, Chief Executive Officer, Secretary, Treasurer and Director

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